Offerings - Offering: 1	Feb. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,942,065.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 820.60
Offering Note	Calculated solely for purposes of determining the filing fee. The calculation of the Transaction Valuation assumes that all of the approximately 22.6 million Eligible Options will be tendered pursuant to the offer. Such Eligible Options have an aggregate value of $5,942,065 as of February 13, 2026, based on an analysis prepared by a third party consultant.

The amount of the filing fee, calculated in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, equals $138.10 per $1,000,000 of the aggregate amount of the Transaction Valuation. The Transaction Valuation set forth above was calculated for the sole purpose of determining the filing fee and should not be used for any other purpose.